SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        FLEMING MUTUAL FUND GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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    Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                         FLEMING MUTUAL FUND GROUP, INC.

                           FLEMING MID CAP VALUE FUND
                          FLEMING SMALL CAP GROWTH FUND

                        ---------------------------------
                        IMPORTANT SHAREHOLDER INFORMATION
                        ---------------------------------

This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Fleming Mutual Fund Group, Inc. (the "Corporation"). Each proxy card may be completed by checking the appropriate box and voting for or against the proposal described in the proxy statement. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Corporation's Board of Directors.

Please spend a few minutes with the proxy statement, complete and sign your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that additional mailings will not be needed. If shareholders do not return their proxies in sufficient numbers, additional solicitations may be necessary.

Please take a few moments to exercise your right to vote. Thank you.

                         FLEMING MUTUAL FUND GROUP, INC.

                           FLEMING MID CAP VALUE FUND
                          FLEMING SMALL CAP GROWTH FUND


Dear Shareholder,

A special meeting of shareholders of the Fleming Mid Cap Value Fund and Fleming Small Cap Growth Fund (each a "Fund" and, together, the "Funds"), each a portfolio of Fleming Mutual Fund Group, Inc. (the "Corporation"), has been scheduled for Thursday, December 14, 2000. Shareholders of record as of the close of business on Tuesday, October 31, 2000 are entitled to vote at the meeting and any adjournment of the meeting.

The Corporation's Board of Directors has called the special meeting of shareholders to ask each Fund's shareholders to approve a new investment advisory agreement (the "New Agreement") between the Corporation, on behalf of the Funds, and Robert Fleming Inc. ("RFI"). On August 1, 2000, The Chase Manhattan Corporation ("Chase") acquired Robert Fleming Holdings Limited, RFI's indirect parent. The acquisition constituted an "assignment" of the then-current advisory agreement between the Corporation and RFI (the "Old Agreement"), which, under Section 15(a) of the Investment Company Act of 1940 (the "1940 Act"), automatically terminated the Old Agreement.

Since the acquisition, RFI has continued to serve as the investment adviser to each Fund under an interim advisory agreement, as provided for under the 1940 Act Rule 15a-4. Under the interim advisory agreement, RFI provides the same advisory services for the same compensation as in the Old Agreement. In accordance with Rule 15a-4, the interim advisory agreement will terminate on December 27, 2000.

It is being proposed that RFI continue to serve as the Funds' investment adviser under the New Agreement after the interim agreement terminates. Under Section 15(a) of the 1940 Act, however, RFI may not serve as the Funds' adviser under the New Agreement unless each Fund's shareholders approve the New Agreement. Accordingly, the Board of Directors of the Corporation has called the special meeting of shareholders to ask shareholders to approve the New Agreement. The terms of the New Agreement are identical to the terms of the Old Agreement, except for the dates of execution, effectiveness and termination.

The enclosed proxy statement describes the acquisition and the New Agreement in greater detail, and explains the factors involved in the Board of Directors' decision to approve the New Agreement and recommend its approval to shareholders.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by completing and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. YOUR VOTE IS IMPORTANT TO US. Please do not hesitate to call 1-800-264-0592 if you have any questions about the proposal. Thank you for taking the time to consider this important proposal and thank you for your investment in the Funds.

                                        Sincerely,

                                        /s/ Jonathan K.L. Simon

                                        Jonathan K.L. Simon
                                        Chairman of the Board of Directors
                                        Fleming Mutual Fund Group, Inc.

                         FLEMING MUTUAL FUND GROUP, INC.

                           FLEMING MID CAP VALUE FUND
                          FLEMING SMALL CAP GROWTH FUND

                                 320 PARK AVENUE
                               NEW YORK, NY 10022

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 14, 2000

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Fleming Mid Cap Value Fund and the Fleming Small Cap Growth Fund (each a "Fund" and, together, the "Funds"), each a portfolio of Fleming Mutual Fund Group, Inc. (the "Corporation"), will be held at the offices of the Corporation, 320 Park Avenue, New York, New York 10022, on December 14, 2000 at 3:30 p.m., local time, to act on the following proposal and to transact other business that may properly come before the Meeting or any adjournment thereof.

     PROPOSAL:

     TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF THE FUNDS, AND ROBERT FLEMING INC. ("RFI").

The advisory agreement between the Corporation and RFI automatically terminated on August 1, 2000 when the Chase Manhattan Corporation ("Chase"), a global financial services firm headquartered in New York, acquired Robert Fleming Holdings Limited, RFI's indirect parent. Since the acquisition, RFI has served as investment adviser to the Funds under an interim advisory agreement, which was implemented pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act"). It is being proposed that RFI continue to serve as the Funds' investment adviser under a new advisory agreement between the Corporation, on behalf of the Funds, and RFI (the "New Agreement"). THE BOARD OF DIRECTORS HAS APPROVED, AND IS RECOMMENDING THAT SHAREHOLDERS OF EACH FUND VOTE TO APPROVE, THE NEW AGREEMENT.

All Shareholders are cordially invited to attend the Meeting, although most shareholders choose to exercise their vote by completing and signing a proxy card. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. WE URGE YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT, A MAXIMUM NUMBER OF SHARES MAY BE VOTED, AND ADDITIONAL SOLICITATIONS CAN BE AVOIDED.

Shareholders of record at the close of business on Tuesday, October 31, 2000 are entitled to receive notice of and to vote at the Meeting or any adjournment thereof.


                                        By Order of the Board of Directors,


                                        Larry A. Kimmel
                                        Secretary
                                        Fleming Mutual Fund Group, Inc.
November 21, 2000

                         FLEMING MUTUAL FUND GROUP, INC.

                           FLEMING MID CAP VALUE FUND
                          FLEMING SMALL CAP GROWTH FUND

                                 320 PARK AVENUE
                               NEW YORK, NY 10022


                                 PROXY STATEMENT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF FLEMING MUTUAL FUND GROUP, INC. (THE "CORPORATION"), ON BEHALF OF THE FLEMING MID CAP VALUE FUND AND THE FLEMING SMALL CAP GROWTH FUND (EACH A "FUND" AND, TOGETHER, THE "FUNDS"), EACH A SEPARATE SERIES OF THE CORPORATION, REGARDING A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD AT THE OFFICES OF THE CORPORATION, 320 PARK AVENUE, NEW YORK, NEW YORK 10022, ON DECEMBER 14, 2000 AT 3:30 P.M., LOCAL TIME, TO ACT ON THE FOLLOWING PROPOSAL AND TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENT THEREOF). Shareholders of record at the close of business on Tuesday, October 31, 2000 ("Shareholders") are entitled to vote at the Meeting.

As of October 31, 2000, the Funds had the following number of shares outstanding:

     Fleming Mid Cap Value Fund                                     399,716
     Fleming Small Cap Growth Fund                                  264,846

The Meeting is being called to act on the following proposal and to transact any other business that may properly come before the Meeting (or any adjournment thereof):

     PROPOSAL:

     TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE CORPORATION, ON BEHALF OF THE FUNDS, AND ROBERT FLEMING INC. ("RFI").

The Board of Directors has called the Meeting to ask Shareholders of each Fund to approve a new advisory agreement (the "New Agreement"), which would take effect upon the termination of the interim advisory agreement, as described below. Accordingly, this Proxy Statement solicits votes on the proposal to approve the New Agreement.

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the above proposal (the "Proposal"). In addition to the solicitation of proxies by mail, directors and officers of the Corporation, officers and employees of Investment Company Administration, LLC, the Corporation's administrator, and officers and employees of RFI may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by RFI and/or its affiliates. The Proxy Card and this Proxy Statement are being mailed to the Shareholders on or about November 21, 2000.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Corporation at 320 Park Avenue, New York, New York 10022, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

REPORTS TO SHAREHOLDERS

THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO SHAREHOLDERS OF THE CORPORATION UPON REQUEST. SHAREHOLDERS SHOULD CONTACT THE CORPORATION AT:
FLEMING MUTUAL FUND GROUP, INC., P.O. BOX 5354, CINCINNATI, OHIO 45201, OR 1-800-264-0592.

THE ACQUISITION

RFI, previously an indirect, wholly-owned subsidiary of Robert Fleming Holdings Limited, has served as the Funds' investment adviser since each Fund's inception. On August 1, 2000, The Chase Manhattan Corporation ("Chase") acquired Robert Fleming Holdings Limited. The acquisition caused an "assignment" of the then-current advisory agreement between the Corporation and RFI (the "Old Agreement"), which, under Section 15(a) of the Investment Company Act of 1940 ("1940 Act") automatically terminated the Old Agreement.

Since the acquisition, RFI has continued to serve as the investment adviser to each Fund under an interim advisory agreement, which was implemented pursuant to Rule 15a-4 under the 1940 Act (the "Interim Agreement"). In anticipation of the acquisition, the Corporation's Board of Directors met in person on July 27, 2000 to consider the approval of the Interim Agreement. At that Board meeting, the Directors, including the Directors who are not "interested persons" of the Funds (as defined under the 1940 Act) ("Independent Directors"), unanimously approved the Interim Agreement. Under the Interim Agreement, RFI provides the same advisory services for the same compensation as in the Old Agreement. Under Rule 15a-4, the Interim Agreement will terminate on December 27, 2000.

It is being proposed that RFI continue to serve as the Funds' investment adviser under the New Agreement after the Interim Agreement terminates. Under Section 15(a) of the 1940 Act, however, RFI may not serve as the Funds' adviser under the New Agreement unless each Fund's shareholders approve the New Agreement. Accordingly, the Board of Directors of the Corporation has called the Meeting to ask Shareholders to approve the New Agreement (a form of which is attached as Appendix A to this Proxy Statement). On November 7, 2000, the Corporation's Board of Directors met in person to consider the approval of the New Agreement. At that Board meeting, the Directors, including the Independent Directors, unanimously approved the New Agreement. The New Agreement has the same terms as the Old Agreement, except for the dates of execution, effectiveness and termination.

THE INTERIM AGREEMENT

The purpose of the Interim Agreement is to allow RFI to continue to provide investment advisory services to the Funds while the required shareholder approval of New Agreement with RFI is pending. In evaluating the Interim
Agreement,   the  Directors  reviewed  materials  furnished  by  RFI,  including information regarding its personnel, operations and financial condition. Representatives of RFI discussed with the Directors the terms of the acquisition and the possible effects of the acquisition on the Corporation, the Funds and their shareholders, and indicated their belief that, as a consequence of the acquisition, RFI's operations and the advisory and other services provided by RFI to the Funds would not be adversely affected. Representatives of RFI indicated that there would be no change of key management or personnel who serviced the Funds under the Old Agreement. In addition, representatives of RFI informed the Directors that the scope and quality of its advisory and other services provided to the Funds under the Interim Agreement will be at least equivalent to the scope and quality of services provided under the Old Agreement, and that, in the event of any material change in the key personnel who provided advisory services to the Funds under the Old Agreement, the Directors will be apprised and consulted to assure that they are satisfied that the services provided under the Interim Agreement would not be diminished in scope or quality.

The Interim Agreement provides that any advisory fees earned by RFI under the agreement shall be held in an interest-bearing escrow account and be paid upon approval of the New Agreement with RFI by shareholders. If Shareholders do not approve the New Agreement, RFI will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Agreement is not approved, RFI may serve as the Funds' investment adviser on a temporary basis while the Directors consider further action.

GENERAL DESCRIPTION OF THE NEW AGREEMENT

The terms of the New Agreement are identical to the terms of the Old Agreement except for dates of execution, effectiveness and termination. A form of the New Agreement is attached to this Proxy Statement as Appendix A. The description of the New Agreement in this Proxy Statement is qualified in its entirety by reference to the form of New Agreement in Appendix A. RFI has served as the investment adviser to the Funds pursuant to the Old Agreement since the Funds' inception. The Old Agreement was approved by the Funds' sole initial shareholder and executed on September 30, 1997.

RFI'S RESPONSIBILITIES UNDER THE NEW AGREEMENT

Like the Old Agreement, the New Agreement requires RFI to manage the investment and reinvestment of the assets of the Funds, continuously review, supervise and administer the investment program of each of the Funds, determine in its discretion the securities to be purchased or sold and the portion of each such Fund's assets to be held uninvested, provide the Corporation with records concerning RFI's activities that the Corporation is required by the 1940 Act to maintain, and render regular reports to the Corporation's officers and Board of Directors concerning RFI's discharge of the foregoing responsibilities.

As in the Old Agreement, the New Agreement also provides that RFI shall not be liable for any error of judgment or of law, as for any loss suffered by the Corporation, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of RFI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties.

DURATION AND TERMINATION OF THE NEW AGREEMENT

If approved by Shareholders at the Meeting, the New Agreement would take effect when (i) the Interim Agreement expires or (ii) Shareholder approval is obtained, whichever occurs later. Unless terminated earlier, the New Agreement will continue in effect for two years from the date of effectiveness, and thereafter for periods of one year provided that the continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Corporation's Board of Directors who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (ii) by vote of a majority of the outstanding voting securities of the Funds. The New Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940
Act). The New Agreement may be terminated by any Fund of the Corporation at any time, on 60 days' written notice to RFI, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Funds.

COMPENSATION UNDER THE NEW AGREEMENT

The advisory fees payable to RFI under the New Agreement are the same as those under the Old Agreement. Specifically, under the New Agreement, the Corporation will pay RFI an annual fee equal to the following percentage of each Fund's average daily net assets:

          Fund                                              Advisory Fee
          ----                                              ------------
          Fleming Mid Cap Value Fund                            0.70%
          Fleming Small Cap Growth Fund                         0.80%

Effective April 1, 2000, RFI contractually agreed to reimburse the Funds' expenses in an amount sufficient to limit the Fleming Mid Cap Value Fund's and the Fleming Small Cap Growth Fund's total annual operating expenses (excluding interest, taxes and certain other expenses) to 0.75% and 0.85% of the respective Fund's average daily net assets. This contract ends in March 2001. Under this contract, RFI may be reimbursed for any fees waived or expenses paid on behalf of a Fund if the Fund's expenses are less than the total annual operating expenses limitation. The Directors may terminate the expense reimbursement contract at any time. RFI has represented to the Directors that it will continue the expense reimbursement contract until March 2002.

Under the Old Agreement, the Fleming Mid Cap Value Fund and Fleming Small Cap Growth Fund paid RFI $32,908 and $28,012, respectively, during the Funds' last fiscal year (ended September 30, 2000). The amount of the expense reimbursements (including fee waivers) with respect to the Fleming Mid Cap Value Fund and Fleming Small Cap Growth Fund during the Funds' last fiscal year was $136,037 and $141,118, respectively. Effective April 1, 2000, the contractual advisory fee under the Old Agreement for the Fleming Mid Cap Value Fund was reduced from 0.90% to 0.70% and the contractual advisory fee for the Fleming Small Cap Growth Fund was reduced from 1.00% to 0.80%.

BOARD APPROVAL OF THE NEW AGREEMENT

The Board of Directors met in person on November 7, 2000 to consider the approval of the New Agreement. At the Board meeting, the Directors reviewed materials furnished by RFI and information provided by representatives of Chase regarding the advisory and related services provided to the Funds following the acquisition. The Directors, including the Independent Directors, unanimously approved the New Agreement and recommended that shareholders of each Fund vote to approve the New Agreement. In approving the New Agreement and making their recommendation, the Directors considered the experience of RFI in investment company management and with the management of the Funds; the expected continued service of the key personnel in the management of the Funds; and the fact that the proposed compensation and level of advisory services under the New Agreement are identical to the rate of compensation and level of advisory services under the Old Agreement. Specifically, the Directors considered the following in approving the New Agreement and making their recommendation: (1) the reasonableness of fee and expense ratios of each Fund given the quality of services expected to be provided under the New Agreement; (2) the fee and expense ratios of comparable mutual funds; (3) the relative performance of the Funds since commencement of operations compared to similar mutual funds; (4) the fact that the terms of the New Agreement are identical to those of the Old Agreement, except for dates of execution, effectiveness and termination; (5) the favorable history, reputation, qualification and background of RFI, as well as the qualifications of its personnel and its financial condition; (6) the commitment of RFI to maintain the current respective expense ratio of each Fund and maintain the fee waivers currently in place; (7) the commitment of RFI to pay the expenses in connection with this proxy solicitation; (8) the possibility of benefits that may be realized by the Funds as a result of Chase's resources; and (9) other factors deemed relevant by the Directors.

Based upon a review of the above factors, the Board concluded that the terms of the New Agreement are fair and reasonable, and that entering into the New Agreement would be in the best interests of each Fund and its shareholders. THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY VOTED TO APPROVE THE NEW AGREEMENT AND TO RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW AGREEMENT.

INFORMATION ABOUT RFI

GENERAL

RFI is a New York-based investment management firm registered with the U.S. Securities and Exchange Commission. On August 1, 2000, RFI became a wholly-owned subsidiary of The Chase Manhattan Corporation, a global financial services firm headquartered in New York with assets under management and held in private accounts in excess of $244,179,000,000 as of September 30, 2000. As of September 30, 2000, RFI had discretionary management authority over assets in excess of $5,775,780,000. RFI's principal offices are located at 320 Park Avenue, New York, New York 10022. The Chase Manhattan Corporation's principal offices are located at 270 Park Avenue, New York, New York 10017.

In addition to serving as the adviser to the Fleming Mid Cap Value Fund and the Fleming Small Cap Growth Fund, RFI also serves as the sub-adviser to following mutual funds that are similar in investment style to the Fleming Small Cap Growth Fund. These funds' advisers provide administrative and other services to the funds, and oversee the funds' affairs, thus resulting in a lower fee paid to RFI when compared to the advisory fees that RFI receives from the Fleming Funds.

                              Net Assets as of      Contractual      Fee Paid
Name of Portfolio                 9/30/00          Advisory Fee    After Waivers
-----------------                 -------          ------------    -------------
Prudential Target Small        $99,745,247.53          0.40%           0.40%
Capitalization Growth
Portfolio

Prudential Target New          $10,775,028.02          0.40%           0.40%
Small Cap Growth Fund

RFI does not serve as the investment adviser to any mutual funds that are comparable to the Fleming Mid Cap Value Fund.

RFI'S DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER*

Simon P. Ball - Chairman of the Board of Directors of RFI from March 2000 to the present. Group Finance Director of Robert Fleming Holdings Limited from 1998 to August 2000.

Arthur A. Levy+ - Director of RFI from 1985 to the present. Vice Chairman of RFI since 1989 and President of RFI since April of 1998.

Christopher M. V. Jones**+ - Director of RFI from 1991 to the present.

Larry A. Kimmel+ - Senior Vice President and Director of Compliance of RFI from 1996 to present.

Iain O.S. Saunders - Director of RFI and Deputy Chairman of Robert Fleming Asset Management from 1991 to the present.

Henry C. Strutt - Director of RFI from 1999 to the present.

Jonathan K.L. Simon**+ - Director of RFI from 1991 to the present.

Charles R. Bridge - Director and Head of Sales and Trading of RFI from 1998 to the present.

Eduardo Canet - Director of RFI from 1998 to the present.

----------
* The principal address of each person listed above is 320 Park Avenue, New York, New York 10022.
** Mr. Jonathan K.L. Simon (a current Director of the Corporation) may have an interest in the approval of the New Agreement due to his relationships with RFI and Chase.
+    This person is also a Director and/or officer of the Corporation.

       THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS
                     VOTE FOR APPROVAL OF THE NEW AGREEMENT

If the Shareholders of either Fund do not approve the New Agreement, the Directors will consider what further action to take. Such actions may include terminating the Funds.

SECTION 15(f) OF THE 1940 ACT

Section 15(f) of the 1940 Act permits an investment adviser to a registered investment company (or any of its affiliated persons) to receive any amount or benefit in connection with the sale of an investment adviser if two conditions are satisfied. First, an "unfair burden" may not be imposed on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden", as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for BONA FIDE investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board of Directors has been advised by RFI that there are no circumstances arising from the acquisition that would result in the imposition of an "unfair burden" (as defined in the 1940 Act) on the Funds.

Second, during the three-year period immediately following a change in control of an investment adviser, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Corporation's Board of Directors complies with this condition. Before Chase acquired Robert Fleming Holdings Limited, Mr. Christopher M. V. Jones resigned from the Corporation's Board of Directors in order to comply with this condition.

VOTING INFORMATION

ADJOURNMENT

If sufficient votes for approval of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 120 days from the original record date to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by RFI and/or its affiliates.

REQUIRED VOTE

Approval of the Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund. The 1940 Act defines "majority of the outstanding voting securities" as the vote of (i) 67% or more of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will have the effect of votes against the Proposal.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Corporation c/o of Investment Company Administration LLC, 915 Broadway, Suite 1605, New York, New York 10010.

QUESTIONS

If you have questions about the matters discussed in this Proxy Statement, please call 1-800-264-0592.

GENERAL INFORMATION

ADMINISTRATOR

Investment Company Administration, LLC (the "Administrator") serves as the Corporation's administrator. The Administrator's principal offices are located 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

DISTRIBUTOR

First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter. The Distributor's principal offices are located at 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

5% SHAREHOLDERS

As of October 31, 2000, the following persons were the only persons (other than officers and Directors of the Corporation) who were, to the knowledge of the Corporation, beneficial owners of more than 5% of shares of the Funds entitled to vote at the Meeting:

                                                         NUMBER OF    PERCENTAGE
SHAREHOLDER                                                SHARES      OWNERSHIP
-----------                                                ------      ---------

FLEMING MID CAP VALUE FUND

     Robert Fleming Inc.                                  131,022        36.42%
     320 Park Avenue
     New York, NY 10022

     Robert Fleming Inc. 401(k) Plan+                      61,219        17.02%
     T. Rowe Price Trust Co. Trustee
     Dated 11/1/97
     4555 Painters Mill Rd, 3rd Floor
     Owings Mills, MD 21117

     Vincenzo Vigna, IRA Account                           44,139        12.27%
     P.O. Box 1462
     Charlestown, RI 02813

FLEMING SMALL CAP GROWTH FUND

     Robert Fleming Inc.                                  125,386        47.34%
     320 Park Avenue
     New York, NY 10022

     Robert Fleming Inc. 401(k) Plan+                      80,242        30.30%
     T. Rowe Price Trust Co. Trustee
     Dated 11/1/97
     4555 Painters Mill Rd, 3rd Floor
     Owings Mills, MD 21117

     Christina A. Mohr                                     37,566        14.18%
     514 East 87th Street
     New York, NY 10128

----------
+ Certain directors and officers of the Corporation own Fund shares through the 401(k) Plan. See chart below.

OWNERSHIP OF FUND SHARES BY DIRECTORS AND OFFICERS OF THE CORPORATION

                                                         NUMBER OF    PERCENTAGE
SHAREHOLDER                                                SHARES      OWNERSHIP
-----------                                                ------      ---------

FLEMING MID CAP VALUE FUND

     Jonathan K. L. Simon*                                 48,982        13.62%
     320 Park Avenue
     New York, NY 10022

     Christopher M. V. Jones**                              1,940         0.54%
     320 Park Avenue
     New York, NY 10022

     Robert E. Marks                                        6,581         1.83%
     72 Glenville Road
     Greenwich, CT 06831

     Dominic Solly, IRA Account                             3,587         1.00%
     63 Clover Ave
     Floral Park, NY 11001

                                                         NUMBER OF    PERCENTAGE
SHAREHOLDER                                                SHARES      OWNERSHIP
-----------                                                ------      ---------

FLEMING SMALL CAP GROWTH FUND

     Christopher M. V. Jones**                              3,055         1.15%
     320 Park Avenue
     New York, NY 10022

     Robert E. Marks                                        2,259         0.85%
     72 Glenville Road
     Greenwich, CT 06831

     Dominic Solly, IRA Account                             1,676         0.63%
     63 Clover Ave
     Floral Park, NY 11001

----------
* The ownership information for Jonathan K. L. Simon reflects both direct ownership and ownership of shares through the 401(k) Plan and an IRA account.
** The ownership information for Christopher M.V. Jones reflects ownership of shares through the 401(k) Plan.

OTHER MATTERS

The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, the persons designated as proxies on the proxy card will vote on such matters in accordance with their judgment.

      SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
       CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT
                         FLEMING MUTUAL FUND GROUP, INC.


          AGREEMENT made this __ day of __________, 2000, by and between Fleming Mutual Fund Group, Inc., a Maryland corporation (the "Corporation"), and Robert Fleming Inc. (the "Adviser").

          WHEREAS, the Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

          WHEREAS, the Corporation desires to retain the Adviser to render investment management services to the funds of the Corporation listed in Schedule A to this Agreement and such other funds as the Corporation and the Adviser, from time to time, may agree upon in writing and add to Schedule A of this Agreement (the "Funds"), and the Adviser is willing to render such services:

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. DUTIES OF THE ADVISER. The Corporation hereby appoints the Adviser to act as investment adviser to each of the Funds, for the period and on such terms set forth in this Agreement. The Corporation employs the Adviser to manage the investment and reinvestment of the assets of the Funds, to continuously review, supervise and administer the investment program of each of the Funds, to determine in its discretion the securities to be purchased or sold and the portion of each such Fund's assets to be held uninvested, to provide the Corporation with records concerning the Adviser's activities which the Corporation is required to maintain, and to render regular reports to the Corporation's officers and Board of Directors (the "Board") concerning the Adviser's discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Corporation's prospectus(es) and statement(s) of additional information, as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations.

The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the portfolio securities for the Funds and is directed to use its best efforts to obtain the best net results as described in the Corporation's Prospectus from time to time. The Adviser agrees to promptly communicate to the officers and Directors of the Corporation such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Corporation or be in breach of any obligation owing to the Corporation under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Corporation to (i) a broker-dealer, in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time in the Prospectus, or (ii) an affiliated broker-dealer in compliance with applicable provisions of the 1940 Act, or the rules and regulations thereunder, as described from time to time in the Prospectus.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Corporation shall pay to the Adviser at the end of each month, an advisory fee calculated by applying a monthly rate, based on the annual percentage rates set forth opposite each Fund's name on Schedule A hereto, to each Fund's average daily net assets for the month. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

In the event of termination of this Agreement, the fee provided under this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Corporation, the Adviser, in its discretion, may make available to the Corporation office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Corporation at the Adviser's cost.

     5. REPORTS. The Corporation and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Corporation are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

     7. LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or of law, as for any loss suffered by the Corporation in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Articles of Incorporation of the Corporation and the Articles of Incorporation (or other governing or organizational documents) of the Adviser, Directors, agents and shareholders of the Corporation are or may be interested persons of the Adviser (or any successor thereof) as officers, directors or otherwise; officers, agents and directors of the Adviser are or may be interested persons of the Corporation as Directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be an interested person of the Corporation as a shareholder or otherwise. The effect of any such interrelationships shall be governed by the Articles of Incorporation (or other governing or organizational documents) and provisions of the 1940 Act. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Corporation's Prospectus to the extent required by law. In addition, brokerage transactions for the Corporation may be effected through the Adviser or affiliates of the Adviser, acting as agent, if approved by the Board, subject to the rules and regulations of the Securities and Exchange Commission.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated, shall continue until __________, 2002 and thereafter for additional periods of one year from the anniversary thereof, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Corporation's Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by vote of a majority of the outstanding voting securities of each Fund of the Corporation; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve that Fund in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by any Fund of the Corporation at any time, on 60 days' written notice to the Adviser, without the payment of any penalty, by vote of a majority of the entire Board of the Corporation or by vote of a majority of the outstanding voting securities of the Fund. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party.

As used in this Section 9, the terms "assignment," "interested person," and "the vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Sections 2(a)(4), (19) and (42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Corporation must be approved (a) by a vote of a majority of those members of the Corporation's Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) to the extent required by the 1940 Act, by vote of a majority of the outstanding voting securities of each Fund of the Corporation.

     11. GOVERNING LAW. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Maryland applicable to contracts made and to be performed in that state.

     12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this __ day of __________, 2000.


FLEMING MUTUAL FUND GROUP, INC.         ROBERT FLEMING INC.

By                                      By
   ---------------------------------       -------------------------------------
   Name:                                   Name:
   Title:                                  Title:


--------------------------------------------------------------------------------

                                   SCHEDULE A

               Fund                                        Rate
               ----                                        ----
               Mid Cap Value Fund                          0.70%
               Small Cap Growth Fund                       0.80%

                         FLEMING MUTUAL FUND GROUP, INC.
                                 320 PARK AVENUE
                               NEW YORK, NY 10022

                           FLEMING MID CAP VALUE FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                           THURSDAY, DECEMBER 14, 2000

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                         FLEMING MUTUAL FUND GROUP, INC.


The undersigned Shareholder(s) of the Fleming Mid Cap Value Fund (the "Fund") hereby appoint(s) Larry A. Kimmel and Arthur A. Levy, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, December 14, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

--------------------------------------------------------------------------------

To vote on the following proposal, mark your vote below:

     TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE FLEMING MUTUAL FUND GROUP, INC., ON BEHALF OF THE FUND, AND ROBERT FLEMING INC.

          [ ] FOR                  [ ] AGAINST             [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _________________, 2000


--------------------------------                --------------------------------
Signature                                       Signature

--------------------------------
Title, if applicable

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                         FLEMING MUTUAL FUND GROUP, INC.
                                 320 PARK AVENUE
                               NEW YORK, NY 10022

                          FLEMING SMALL CAP GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                           THURSDAY, DECEMBER 14, 2000

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                         FLEMING MUTUAL FUND GROUP, INC.


The undersigned Shareholder(s) of the Fleming Small Cap Growth Fund (the "Fund") hereby appoint(s) Larry A. Kimmel and Arthur A. Levy, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, December 14, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

--------------------------------------------------------------------------------

To vote on the following proposal, mark your vote below:

     TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE FLEMING MUTUAL FUND GROUP, INC., ON BEHALF OF THE FUND, AND ROBERT FLEMING INC.

          [ ] FOR                  [ ] AGAINST             [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _________________, 2000


--------------------------------                --------------------------------
Signature                                       Signature

--------------------------------
Title, if applicable

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.